UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On May 4, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals voted on at the Annual Meeting and the final voting results are as follows:

Proposal 1: All of the director nominees were elected to the Board of Directors, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ralph W. Clermont	25,991,874	1,812,156	877,904
Robert E. Dean	25,043,567	2,760,463	877,904
Fred J. Joseph	26,170,049	1,633,981	877,904
G. Timothy Laney	27,405,064	398,966	877,904
Micho F. Spring	27,425,208	378,822	877,904
Burney S. Warren, III	27,407,021	397,009	877,904
Art Zeile	26,170,049	1,633,981	877,904

Proposal 2: The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based upon the following votes:

For	Against	Abstain
28,556,270	124,819	845

Proposal 3: The shareholders approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
26,995,390	802,284	6,356	877,904

Proposal 4: Shareholders, on an advisory non-binding basis, recommended a one-year frequency for future advisory “Say on Pay” Votes, based on the following votes:

3 Years	2 Years	1 Year	Abstain
2,229,037	124	25,542,931	31,938

In light of the voting results, where the majority of the shareholders favored an annual advisory vote on executive compensation, the Company’s Board of Directors has elected to hold an annual advisory vote on executive compensation. This decision will be revisited at the next required vote on the frequency of shareholder votes on the compensation of executives, which is required to be provided at least every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

	By:	/s/ Angela N. Petrucci
		Name:	Angela N. Petrucci
		Title:	Chief Administrative Officer & General Counsel

Date: July 7, 2021